Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IDACORP, Inc. (the "Company") on Form 10-K for the year ended December 31, 2019 (the "Report"), I, Darrel T. Anderson, President and Chief Executive Officer of the Company, certify that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer
February 20, 2020